UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):    April 18, 2006

                         TENDERCARE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                        0-14697                84-0898302
          --------                        -------                ----------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

         3925 North Hastings Way
             Eau Claire, WI                                          54703
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (715) 833-1750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 18, 2006, TenderCare International, Inc. (the "Company") released a press release stating that it had elected to terminate its plans to engage in a 1:25,000 reverse stock split (the "Transaction") of its common stock, $0.01 par value per share. Under the terms of the Transaction, initially announced on June 10, 2005, holders of fractional shares in the reverse split would receive cash in the amount of $0.237 for such fractional shares. If consummated, the Transaction would have reduced the number of Company shareholders of record below 300 and made the Company eligible to terminate its registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The press release advised shareholders that the Company would remain public and would continue to comply with the requirements of Sarbanes-Oxley Act of 2002 and the reporting requirements of the Exchange Act.

Statements made in this current report that are not historical facts may be forward looking statements. Actual events may differ materially from those projected in any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

      Exhibit No.                            Title
      -----------                            -----
         99.1                 Press Release, dated April 19, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TENDERCARE INTERNATIONAL, INC.

Dated: April 19, 2006                      By: /s/ Edward Reiss
                                               -----------------------------
                                           Name: Edward Reiss
                                           Title: Co-Chief Executive Officer


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                                  EXHIBIT INDEX

           Exhibit No.                           Title
           -----------                           -----
              99.1                Press Release, dated April 19, 2006